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                                                                   EXHIBIT 10.19


                                  AMENDMENT TO
                            GRID TIME PROMISSORY NOTE

THIS, AMENDMENT, dated as of March 26, 1998 (the "Amendment"), is by and between THE CHASE MANHATTAN BANK (the "Bank") and G. Arthur Seelbinder and Kathleen W. Hammer (together, the "Borrower").

The Bank and the Borrower have entered into a Grid Time Promissory Note dated January 31, 1997 in the amount of $6,250,000 (the "Note"). The Bank and the Borrower desire to amend the Note to modify its maturity.

Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the respective meanings assigned to such terms in this Note.

                                    AGREEMENT
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In consideration of the foregoing, and the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

1. AMENDMENT. This Note is hereby amended as follows:

For value received, G. Arthur Seelbinder and Kathleen Hammer, (together, the "Borrower") hereby promise to pay to the order of The Chase Manhattan Bank (the "Bank") with an office at 1211 Avenue of the Americas, New York, New York 10036 for the account of the lending office of the Bank set forth on the signature page hereof (the "Lending Office"), the principal amount of SIX MILLION TWO HUNDRED FIFTY THOUSAND DOLLARS ($6,250,000.00) or, if less, the principal amount of each loan (the "Loans") endorsed on the schedule attached hereto and made a part hereof (including any continuation thereof, the "Schedule") on the maturity date of such Loan (which shall be (i) one, two, three, or six calendar months after the date of such Loan, in the case of a Eurodollar Loan, in each case as the borrower may select, or (ii) one calendar month after the date of a Prime Loan; each a "Maturity Date"). Excepting receipt by the Bank of notice from the Borrower indicating an alternate selection, the one month Eurodollar rate shall be utilized. The credit facility evidenced by this Note shall expire on January 31, 1999, unless extended in writing by the Bank.

2. CONDITIONS PRECEDENT. This Amendment shall not become effected until the Bank has received executed counterparts of this Amendment signed by each of the parties hereto.

3. CONTINUED EFFECTIVENESS. Except to the extent expressly amended hereby, all of the terms of the Note remain in full force and effect.

4. APPLICABLE LAW. This Amendment shall be governed by, and construed in accordance with the laws of the State of New York.
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5. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement.

IN WITNESS WHEREOF, the Bank and the Borrower have duly executed this Amendment, all as of the day and year first above written.


/s/ G. Arthur Seelbinder                          /s/ Kathleen Hammer
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G. ARTHUR SEELBINDER                              KATHLEEN W. HAMMER


AGREED TO:

THE CHASE MANHATTAN BANK


By: /s/ John W. Blackman
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    Name: John W. Blackman
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    Title: Managing Director
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